EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Payment Data Systems, Inc., a Nevada corporation (the “Company”), do hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2018
	By:	/s/ Louis A. Hoch Louis A. Hoch Chief Executive Officer (Principal Executive Officer)
Date: March 30, 2018
	By:	/s/ Tom Jewell Tom Jewell Chief Financial Officer (Principal Financial and Accounting Officer)